Exhibit 10.1

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) is entered into as of November 16, 2012, among PLANAR SYSTEMS, INC., an Oregon corporation (the “Borrower”), and BANK OF AMERICA, N.A., a national banking association (the “Lender”).

RECITALS

A. Borrower and Lender are each a party to that certain Amended and Restated Credit Agreement dated as of December 1, 2009 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), pursuant to which and subject to the terms and conditions therein contained, Lender agreed to make loans to Borrower and to issue letters of credit for the account of Borrower.

B. The Credit Agreement contains certain financial covenants binding upon Borrower, including Section 6.12(a) thereof that requires Borrower to maintain Tangible Net Worth as of the end of each fiscal quarter equal to $48,000,000 plus 50% of net income (without subtracting net losses) of Borrower earned in each quarterly accounting period commencing after September 30, 2010.

C. Borrower has requested that Lender amend Section 6.12(a) of the Credit Agreement to require Borrower to maintain Tangible Net Worth as of the end of each fiscal quarter equal to $38,000,000 plus 50% of net income (without subtracting net losses) of Borrower earned in each quarterly accounting period commencing after June 30, 2012, which Lender has agreed to do, subject to the terms and conditions of this Amendment.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration receipt of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1. Definitions; Interpretation. All capitalized terms used in this Amendment and not otherwise defined herein have the meanings specified in the Credit Agreement. The rules of construction and interpretation specified in Sections 1.02 and 1.05 of the Credit Agreement also apply to this Amendment and are incorporated herein by this reference.

2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Amendment Section 1.01. In the definition of Applicable Rate set forth in Section 1.01, clause (d) thereof is amended and restated to read:

(d) with respect to the commitment fee, 0.30%.

(b) Amendment to Section 6.12. In Section 6.12, subsection (a) thereof is amended and restated to read:

(a) Tangible Net Worth. Maintain Tangible Net Worth as of the end of each fiscal quarter equal to $38,000,000, adjusted by adding 50% of net income (without subtracting net losses) of Borrower and its Subsidiaries on a consolidated basis, earned in each quarterly accounting period commencing after June 30, 2012.

3. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Amendment shall become effective as of November 16, 2012; provided that each of the following conditions is fully and simultaneously satisfied on or before November 23, 2012:

(a) Delivery of Amendment. Borrower and Lender shall have executed and delivered counterparts of this Amendment to each other;

(b) Confirmation of Guarantors. Each Guarantor shall have executed and delivered to Lender a Consent of Guarantors in the form of Annex 1 hereto;

(c) Authorization. Lender shall have received the following, each in form and substance and dated as of a date satisfactory to Lender:

(i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as Lender may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment, the attached Consent of Guarantors, and the other Loan Documents to which such Loan Party is a party;

(ii) such evidence as Lender may reasonably require to verify that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction in which it is required to be qualified to engage in business, including certified copies of each Loan Party’s Organization Documents, certificates of good standing and/or qualification to engage in business; and

(d) Representations True; No Default. The representations of Borrower as set forth in Article V of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. No Event of Default and no event which, with notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment.

4. Representations and Warranties. Borrower hereby represents and warrants to Lender that each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct as if made on and as of the date of this Amendment or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. Borrower expressly agrees that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made by Borrower hereunder shall prove to have been incorrect in any material respect when made.

5. No Further Amendment. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

6. Reservation of Rights. Borrower acknowledges and agrees that the execution and delivery by Lender of this Amendment shall not be deemed to create a course of dealing or otherwise obligate Lender to forbear or execute similar amendments under the same or similar circumstances in the future.

7. Miscellaneous.

(a) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF OREGON; PROVIDED THAT LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(c) Integration. This Amendment, together with the other Loan Documents, comprises the complete, final and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter.

(d) Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e) Certain Agreements Not Enforceable. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY LENDERS TO BE ENFORCEABLE.

IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment by its duly authorized officer as of the day and year first above written.

PLANAR SYSTEMS, INC., an Oregon corporation

By:
Name:
Title:

BANK OF AMERICA, N.A., a national banking association

By:
Name:
Title:

Annex 1

CONSENT OF GUARANTORS

This CONSENT OF GUARANTORS (this “Consent”) is entered into as of as of November 16, 2012, by PLANAR CHINA LLC, an Oregon limited liability company (“Planar China”), CLARITY, A DIVISION OF PLANAR SYSTEMS, INC., an Oregon corporation (“Clarity”), PLANAR TAIWAN LLC, an Oregon limited liability company (“Planar Taiwan” and together with Planar China and Clarity, collectively, the “Guarantors” and individually, a “Guarantor”), to and in favor of BANK OF AMERICA, N.A., a national banking association (the “Lender”).

RECITALS

A. Planar Systems, Inc., an Oregon corporation (the “Borrower”), and Lender are party to that certain Amended and Restated Credit Agreement dated as of December 1, 2009 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. In connection with and as a condition to the obligation of Lender to make its initial Credit Extension under the Credit Agreement, each Guarantor and Runco International, LLC, an Oregon limited liability company (“Runco”), entered into that certain Amended and Restated Continuing Guaranty dated as of December 1, 2009 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Guaranty”), pursuant to which each Guarantor and Runco guaranteed, among other things, the payment and performance of the debts, liabilities, obligations, covenants and duties of, Borrower to Lender arising under the Credit Agreement and the other Loan Documents to which Borrower is a party.

C. On September 28, 2012, Runco merged with and into Borrower.

D. Borrower and Lender intend to enter into that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of October 12, 2012 (the “Amendment”), pursuant to which the Lender will agree to amend Section 6.12(a) of the Credit Agreement to reduce the minimum Tangible Net Worth that Borrower is required to maintain as of the end of each fiscal quarter.

E. It is a condition precedent to the effectiveness of the Amendment that each Guarantor enter into this Consent.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration receipt of which is hereby acknowledged, each Guarantor agrees as follows:

AGREEMENT

1. Definitions. Capitalized terms not otherwise defined in this Consent shall have the meanings given in the Guaranty, and if not defined therein shall have the meanings given in the Credit Agreement.

2. Consent. Each Guarantor hereby acknowledges that it has received a copy of the Credit Agreement and hereby consents to its contents, including all prior and current amendments to the Credit Agreement (notwithstanding that such consent is not required).

3. Ratification and Confirmation. Each Guarantor hereby ratifies and confirms each of its debts, liabilities, obligations, covenants and duties to Lender arising under the Guaranty and the other Loan Documents to which such Guarantor is a party. Each Guarantor hereby confirms and agrees that its guarantee of the payment and performance of the Guaranteed Obligations (as defined in the Guaranty) remains in full force and effect, and that the Guaranteed Obligations (as defined in the Guaranty) shall include the debts, liabilities, obligations, covenants and duties of, Borrower to Lender arising under the Credit Agreement and the other Loan Documents to which Borrower is a party.

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4. Representations and Warranties. Each Guarantor hereby represents and warrants to Lender that each of the representations and warranties set forth in Section 28 of the Guaranty is true and correct as if made on and as of the date of this Consent.

5. Governing Law. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF OREGON; PROVIDED THAT LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

6. Severability. Any provision of this Consent that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7. Certain Agreements Not Enforceable. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY LENDERS TO BE ENFORCEABLE.

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IN WITNESS WHEREOF, each Guarantor have executed this Consent of Guarantors by its duly authorized officer as of the day and year first above written.

PLANAR CHINA LLC, an Oregon limited liability company

By:
Name:
Title:

CLARITY, A DIVISION OF PLANAR SYSTEMS, INC., an Oregon corporation

By:
Name:
Title:

PLANAR TAIWAN LLC, an Oregon limited liability company

By:
Name:
Title:

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